                                                                               .
                                                                               .
                                                                               .

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - MARCH 29, 2005

                                                                                 YEAR
                                                                                 BUILT /       WATER
          RIG                                   RIG DESIGN                       REBUILT       DEPTH            LOCATION
------------------------------------------------------------------------------------------------------------------------------------
U.S. Gulf of Mexico (13)

JACKUPS (3)

Noble Eddie Paul                          MLT Class 84-E.R.C. (T)              1976/1995        390'-IC      High Island A-323

# Noble Lewis Dugger                      Levingston Class 111-C (T)           1977/1997        300'-IC      Shipyard




# Noble Tom Jobe                          MLT Class 82-SD-C (T) (Z)              1982           250'-IC      South Timbalier 135

SEMISUBMERSIBLES (7)

# Noble Paul Romano                       Noble EVA 4000TM (T)                 1981/1998        6,000'       MS - Signal shipyard


Noble Jim Thompson                        Noble EVA 4000TM (T)                 1984/1999        6,000'       Mississippi Canyon 934

Noble Amos Runner                         Noble EVA 4000TM (T)                 1982/1999        6,600'       Green Canyon 320

Noble Max Smith                           Noble EVA 4000TM (T)                 1980/1999        6,000'       Mississippi Canyon 722

# Noble Lorris Bouzigard                  IPF Pentagone (T)                    1975/2003        4,000' **    Ewing Banks 950/906

# Noble Therald Martin                    IPF Pentagone (T)                    1977/2003        4,000'       Ewing Banks 948

Noble Clyde Boudreaux                     F&G 9500 Enhanced Pacesetter         1987/1999        10,000'      MS - Signal shipyard

SUBMERSIBLES (3)

# Noble Joe Alford                        Pace 85                              1982/1997         85'-C       West Cameron 111

# Noble Lester Pettus                     Pace 85                              1982/1997         85'-C       Mobile 862

Noble Fri Rodli                           Transworld                           1979/1998         70'-C       West Cameron 57

------------------------------------------------------------------------------------------------------------------------------------
(# ) Denotes change from previous report.
------------------------------------------------------------------------------------------------------------------------------------


                                                               ANTICIPATED
                                                               CONTRACT      DAYRATE
          RIG                             OPERATOR             EXPIRATION     ($000)      COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
U.S. Gulf of Mexico (13)

JACKUPS (3)

Noble Eddie Paul                              Apache              6/2005           *      Contract commenced 3/15/2005.

# Noble Lewis Dugger                                                                      Rig in shipyard for +/- 90 days for spud
                                                                                          can repair, new crane, installation of
                                                                                          third pump and top drive change out.
                                                                                          Received a tender from Pemex for a one
                                                                                          year term to commence +/- 5/15/2005. Bid
                                                                                          submitted 3/02/2005, with award of
                                                                                          contract in early April 2005.

# Noble Tom Jobe                          ChevronTexaco           6/2005         51-53    Contract commenced 3/15/2005.

SEMISUBMERSIBLES (7)

# Noble Paul Romano                         Shipyard                                      Rig entered shipyard for surveys and
                                                                                          repairs on 11/27/2004 through +/-
                                                                                          4/15/2005. After shipyard repairs,
                                                                                          270-day contract with Anadarko @
                                                                                          $169-171.

Noble Jim Thompson                            Shell               6/2005        109-111   Negotiating a 180-day extension.

Noble Amos Runner                          Kerr-McGee             6/2005        128-129   Contract commenced on 2/01/2005 through
                                                                                          +/- 6/01/2005. Then 6 months at
                                                                                          $152-153.

Noble Max Smith                           Amerada Hess            4/2005         88-90    Two well extension from Amerada Hess,
                                                                                          +/- 180 days @ $154-155 to commence +/-
                                                                                          4/15/2005. First well assigned to BHP.

# Noble Lorris Bouzigard                      Pogo                4/2005         49-51    Contract commenced on 2/13/2005, plus
                                                                                          option well. Next to Mariner for 2
                                                                                          wells, +/- 60 days @ $74-76, and 2
                                                                                          wells, +/- 90 days @ $79-81, plus four
                                                                                          wells @ $104-106. Rig scheduled to be
                                                                                          down 5-7 days for inspection in 2Q 2005.

# Noble Therald Martin                        Pogo                4/2005         54-56    Contract commenced on 12/14/2004 through
                                                                                          +/- 4/01/2005. Then to ChevronTexaco for
                                                                                          1 well, +/- 90 days @ $72-73, plus
                                                                                          option well at mutually agreed rate.
                                                                                          Then to Kerr-McGee for two wells @
                                                                                          $104-106, plus two option wells @
                                                                                          $119-121.

Noble Clyde Boudreaux                       Shipyard                                      LOI from Shell for two-year contract to
                                                                                          commence after upgrade in 3Q 2006.

SUBMERSIBLES (3)

# Noble Joe Alford                          Forest Oil            4/2005         41-43    Contract commenced on 2/01/2005 @
                                                                                          $41-43, plus two additional wells @
                                                                                          $43-44. Rig scheduled to be down 5 days
                                                                                          in 9/2005 for inspection.



# Noble Lester Pettus                   Walter Oil & Gas          4/2005         29-31    Contract commenced on 9/26/2004 through
                                                                                          +/- 4/15/2005. Then to Petsec for one
                                                                                          well @ $32-34 and one well @ $39-41. Rig
                                                                                          scheduled to be down 7 days in 3/2005
                                                                                          for inspection.



Noble Fri Rodli                              Unocal               4/2005         38-40    Contract commenced on 2/01/2005.

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(# ) Denotes change from previous report.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                 YEAR
                                                                                 BUILT /       WATER
          RIG                                   RIG DESIGN                       REBUILT       DEPTH            LOCATION
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL (47)

MEXICO JACKUPS (7)

# Noble Gene Rosser                       Levingston Class 111-C (T)           1977/1996        300'-IC      Bay of Campeche

# Noble Sam Noble                         Levingston Class 111-C (T)             1982           300'-IC      Bay of Campeche

# Noble John Sandifer                     Levingston Class 111-C (T)           1975/1995        300'-IC      Bay of Campeche

# Noble Johnnie Hoffman                   BakMar BMC 300 IC (T) (Z)            1976/1993        300'-IC      Bay of Campeche

# Noble Leonard Jones                     MLT Class 53-E.R.C. (T)              1972/1998        390'-IC      Bay of Campeche

Noble Earl Frederickson                   MLT Class 82-SD-C (T) (Z)            1979/1999        250'-IC      Bay of Campeche

# Noble Bill Jennings                     MLT Class 84-E.R.C. (T)              1975/1997        390'-IC      Bay of Campeche

BRAZIL SEMISUBMERSIBLE (1)

# Noble Paul Wolff                        Noble EVA 4000TM (T)                 1981/1998       8,900'-DP     Brazil

BRAZIL DRILLSHIPS (3)

Noble Leo Segerius                        Gusto Engineering Pelican Class (T)  1981/2002       5,900'-DP     Brazil

# Noble Muravlenko                        Gusto Engineering Pelican Class (T)  1982/1997       4,500'-DP     Brazil

# Noble Roger Eason                       Neddrill (T)                         1977/2004       7,200'-DP     Brazil

------------------------------------------------------------------------------------------------------------------------------------
(#) Denotes change from previous report.
------------------------------------------------------------------------------------------------------------------------------------


                                                                ANTICIPATED
                                                                CONTRACT      DAYRATE
          RIG                              OPERATOR             EXPIRATION     ($000)      COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL (47)

MEXICO JACKUPS (7)

# Noble Gene Rosser                            Pemex               6/2005         48-50    Anticipate 7-10 days of downtime in 3Q
                                                                                           2005 for spud can inspection.

# Noble Sam Noble                              Pemex               9/2005         49-51    Rig experienced 10 days of downtime in
                                                                                           1Q 2005 for inspection. Received a
                                                                                           tender from Pemex on 3/15/2005 for 730
                                                                                           days to commence +/- 9/15/2005.

# Noble John Sandifer                          Pemex               6/2005         49-51    Anticipate 7-10 days of downtime in 4Q
                                                                                           2005 for inspection. Received a tender
                                                                                           from Pemex on 2/24/2005 for 730 days to
                                                                                           commence +/- 6/15/2005.

# Noble Johnnie Hoffman                        Pemex               7/2005         49-51    Anticipate 8-12 days of downtime in 2Q
                                                                                           2005. Received a tender from Pemex on
                                                                                           2/24/2005 for 730 days to commence +/-
                                                                                           7/15/2005.

# Noble Leonard Jones                          Pemex               6/2005         48-50    Rig experienced 7 days of downtime in 1Q
                                                                                           2005 for inspection. Received a tender
                                                                                           from Pemex on 2/24/2005 for 730 days to
                                                                                           commence +/- 6/15/2005.

Noble Earl Frederickson                        Pemex               8/2006         39-40

# Noble Bill Jennings                          Pemex               7/2005         50-52    Anticipate 10 days of downtime in 3Q
                                                                                           2005 for inspection. Received a tender
                                                                                           from Pemex on 3/15/2005 for 669 days to
                                                                                           commence +/- 7/15/2005.

BRAZIL SEMISUBMERSIBLE (1)

# Noble Paul Wolff                           Petrobras             5/2005        138-140   Contract extended from 5/15/2005 through
                                                                                           10/01/2007 @ $154-156, plus 20%
                                                                                           performance bonus. Rig scheduled to be
                                                                                           in shipyard for +/- 150 days commencing
                                                                                           +/- September 2005 for periodic special
                                                                                           survey.

BRAZIL DRILLSHIPS (3)

Noble Leo Segerius                           Petrobras             6/2006         93-95    Contract extended from 1/01/2005 through
                                                                                           6/2006 @ $93-95. Rig scheduled to be in
                                                                                           shipyard for periodic survey for +/-
                                                                                           30-45 days in 3Q 2005.

# Noble Muravlenko                           Petrobras             3/2007         81-82    Contract extended from 2/01/2005 through
                                                                                           3/01/2007 @ $81-82, plus 10% performance
                                                                                           bonus.

# Noble Roger Eason                           Shipyard                                     Rig undergoing acceptance testing for
                                                                                           Petrobras contract. Anticipate contract
                                                                                           commencement on +/- 4/05/2005 for a
                                                                                           700-day contract @ $95-97.

------------------------------------------------------------------------------------------------------------------------------------
(#) Denotes change from previous report.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                 YEAR
                                                                                 BUILT /       WATER
          RIG                                   RIG DESIGN                       REBUILT       DEPTH            LOCATION
------------------------------------------------------------------------------------------------------------------------------------
NORTH SEA JACKUPS (8)

# Noble Al White                          CFEM T-2005 C (T)                    1982/1997        360'-IC      Netherlands

Noble Byron Welliver                      CFEM T-2005 C (T)                      1982           300'-IC      Denmark

# Noble Kolskaya                          Gusto Engineering (T)                1985/1997        330'-IC      Netherlands

Noble George Sauvageau                    NAM (T)                                1981           250'-IC      Netherlands

# Noble Ronald Hoope                      MSC/CJ46 (T)                           1982           250'-IC      United Kingdom

Noble Piet van Ede                        MSC/CJ46 (T)                           1982           250'-IC      Netherlands

# Noble Lynda Bossler                     MSC/CJ46 (T) (Z)                       1982           250'-IC      Netherlands

Noble Julie Robertson                     Baker Marine Europe Class (T)        1981/2000        390'-IC***   United Kingdom

NORTH SEA
SEMISUBMERSIBLE (1)

# Noble Ton van Langeveld                 Offshore SCP III Mark 2 (T)          1979/2000        1,500'       United Kingdom


WEST AFRICA JACKUPS (6)

Noble Tommy Craighead                     F&G L-780 MOD II-IC (T)              1982/1990        300'-IC      Nigeria

# Noble Percy Johns                       F&G L-780 MOD II-IC (T)              1981/1995        300'-IC      Nigeria

# Noble Roy Butler                        F&G L-780 MOD II-IC (T)              1982/1996        300'-IC****  Nigeria

Noble Ed Noble                            MLT Class 82-SD-C (T)                1984/1990        250'-IC      Nigeria

Noble Lloyd Noble                         MLT Class 82-SD-C (T)                1983/1990        250'-IC      Nigeria

Noble Don Walker                          BakMar BMC 150 IC (T)                1982/1992        150'-IC      Nigeria

WEST AFRICA
SEMISUBMERSIBLE (1)

# Noble Homer Ferrington                  F&G 9500 Enhanced Pacesetter (T)     1985/2000        6,000'       Nigeria

------------------------------------------------------------------------------------------------------------------------------------
(# ) Denotes change from previous report.
------------------------------------------------------------------------------------------------------------------------------------


                                                                ANTICIPATED
                                                                CONTRACT      DAYRATE
          RIG                              OPERATOR             EXPIRATION     ($000)      COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
NORTH SEA JACKUPS (8)

# Noble Al White                            Wintershall            7/2005         57-59    Contract from Wintershall for the 1Q
                                                                                           2005 @ $57-59, 2Q 2005 @ $58-60. Rig
                                                                                           anticipated to be down for +/- 30 days
                                                                                           in 3Q 2005 for upgrade to 7,500 PSI mud
                                                                                           system. Then a +/- 200-day contract for
                                                                                           Wintershall @ $89-91.

Noble Byron Welliver                           Maersk              9/2005         52-54    Rig anticipated to be down for +/- 5
                                                                                           days in 3Q 2005 for inspection.

# Noble Kolskaya                            Wintershall            4/2005         57-59    From 4/01/2005 through 6/30/2005 rate is
                                                                                           $58-60. Commencing 7/01/2005 for +/- 120
                                                                                           days rate is $62-64. Plus 60-day option
                                                                                           well @ $64-66. Rig anticipated to be
                                                                                           down for +/- 5 days in 2Q 2005 for top
                                                                                           drive inspection.

Noble George Sauvageau                      Gas de Franz          11/2005         58-59    Anticipate +/- 5 days downtime in 2Q
                                                                                           2005 for inspection.

# Noble Ronald Hoope                          Venture             12/2005         62-64    Contract commenced on 3/01/2005, plus
                                                                                           option at mutually agreed rate.

Noble Piet van Ede                          Gaz de Franz          11/2005         53-55    Anticipate +/- 5 days downtime in 3Q
                                                                                           2005 for inspection.

# Noble Lynda Bossler                       Wintershall            5/2005         56-58    Rig released 3/09/2005. Contract
                                                                                           commenced 3/15/2005 for +/- 45 days @
                                                                                           $56-58. Then to Burlington for +/- 120
                                                                                           days @ $79-81. LOI from Wintershall for
                                                                                           a 115-day well @ $79-80 in direct
                                                                                           continuation after Burlington.

Noble Julie Robertson                         Gaz de Franz           4/2005         54-56  Contract commenced on 12/7/2004. Option
                                                                                           well @ $56-58. Then to Caledonia EU Ltd.
                                                                                           for +/- 60 days @ $64-66, plus two
                                                                                           option wells @ $66-68.

NORTH SEA
SEMISUBMERSIBLE (1)

# Noble Ton van Langeveld                     Marathon             4/2005         59-61    Contract commenced on 2/15/2005 for +/-
                                                                                           60 days. Then to Kerr-McGee on +/-
                                                                                           4/15/2005 for 6 months @ $84-86.
                                                                                           Received LOI from Kerr-McGee for 6 month
                                                                                           extension from +/- 10/15/2005 @
                                                                                           $114-116. Experienced 10 days downtime
                                                                                           prior to the Marathon contract for
                                                                                           inspection.

WEST AFRICA JACKUPS (6)

Noble Tommy Craighead                          Addax               1/2006         47-49

# Noble Percy Johns                          ExxonMobil            3/2006         50-52    Rig experienced 10 days of downtime in
                                                                                           1Q 2005 for installation of living
                                                                                           quarters modules.

# Noble Roy Butler                         ChevronTexaco           5/2006         51-53    Rig experienced 10 days of downtime in
                                                                                           1Q 2005 for leg repair. Anticipate 5-7
                                                                                           days of downtime in 2Q 2005 for spud can
                                                                                           inspection.

Noble Ed Noble                               ExxonMobil            9/2006         46-48

Noble Lloyd Noble                          ChevronTexaco           5/2006         49-51    Anticipate 5-7 days of downtime in 2Q
                                                                                           2005 for spud can inspection.

Noble Don Walker                              MoniPulo             6/2005         48-49

WEST AFRICA
SEMISUBMERSIBLE (1)

# Noble Homer Ferrington                     ExxonMobil            6/2006        128-131   Rig experienced 6 days of downtime in 1Q
                                                                                           2005 for BOP and riser repair.

------------------------------------------------------------------------------------------------------------------------------------
(# ) Denotes change from previous report.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                 YEAR
                                                                                 BUILT /       WATER
          RIG                                   RIG DESIGN                       REBUILT       DEPTH            LOCATION
------------------------------------------------------------------------------------------------------------------------------------
ARABIAN GULF JACKUPS (14)

Noble Kenneth Delaney                     F&G L-780 MOD II-IC (T)              1983/1998        300'-IC      UAE (Abu Dhabi)

# Noble George McLeod                     F&G L-780 MOD II-IC (T)              1981/1995        300'-IC      UAE (Abu Dhabi)

Noble Jimmy Puckett                       F&G L-780 MOD II-IC (T)              1982/2002        300'-IC      Qatar

# Noble Crosco Panon                      Levingston Class 111-C (T)           1976/2001        300'-IC      Qatar

Noble Gus Androes                         Levingston Class 111-C (T)           1982/1996        300'-IC      UAE (Abu Dhabi)

Noble Chuck Syring                        MLT Class 82-C (T)                   1976/1996        250'-IC      Qatar

Noble Charles Copeland                    MLT Class 82-SD-C (T)                1979/2001        250'-IC      Qatar

Noble Roy Rhodes                          MLT 116-C (T)                          1979           300'-IC****  UAE (Dubai)

# Noble Dhabi II                          Baker Marine-150 (T)                   1982           150'-IC      UAE (Abu Dhabi)

Noble Gene House                          Modec 300-C (T)                        1981           300'-IC      Qatar

# Noble Dick Favor                        BakMar BMC 150 IC (T)                1982/1993        150'-IC      Qatar

Noble Cees van Diemen                     Modec 300-C (T)                        1981           300'-IC      Qatar

Noble David Tinsley                       Modec 300-C (T)                        1981           300'-IC      Qatar

Noble Mark Burns                          Levingston Class 111-S                 1980           300'-IS***** UAE (Dubai)

MEDITERRANEAN JACKUP (1)

Noble Carl Norberg                        MLT Class 82-C (T)                   1976/1996        250'-IC      Croatia

INDIA JACKUPS (2)

Noble Ed Holt                             Levingston Class 111-C (T)           1981/1994        300'-IC      India

# Noble Charlie Yester                    MLT 116-C (T)                          1979           300'-IC      India

FAR EAST
SEMISUBMERSIBLES (3)

Noble Dave Beard                          F&G 9500 Enhanced Pacesetter           1986           10,000'      Dalian, China

Bingo 9000 - Rig 3                        Trosvik Bingo 9000                     1999       10,000' ******   Dalian, China

Bingo 9000 - Rig 4                        Trosvik Bingo 9000                     1999       10,000' ******   Dalian, China


                                                                ANTICIPATED
                                                                CONTRACT      DAYRATE
          RIG                              OPERATOR             EXPIRATION     ($000)      COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
ARABIAN GULF JACKUPS (14)

Noble Kenneth Delaney                           NDC                5/2006         50-51    Rig scheduled to be in the shipyard for
                                                                                           +/- 45 days in 3Q 2005.

# Noble George McLeod                           NDC                6/2006         50-51    Rig recommenced contract 3/10/2005.

Noble Jimmy Puckett                           Ras Gas              4/2005         51-53    Rig scheduled to be in the shipyard for
                                                                                           +/- 45 days in 2Q 2005. Received
                                                                                           contract from Ras Gas for 580 days to
                                                                                           commence +/- 5/2005 @ $55-57.

# Noble Crosco Panon                           Total              11/2005         50-52    Contract commenced on 3/01/2005.

Noble Gus Androes                            Total ABK            12/2005         53-55

Noble Chuck Syring                          QatarGas III           9/2005         50-52

Noble Charles Copeland                         Maersk              2/2006         51-53     Rig scheduled to be in shipyard for +/-
                                                                                            14 days in 2Q 2005.

Noble Roy Rhodes                                DPC                1/2006         51-53

# Noble Dhabi II                                ADOC               7/2006         39-40    Rig scheduled to be in the shipyard for
                                                                                           +/- 45 days in 4Q 2005.

Noble Gene House                           Dolphin Energy          1/2007         59-60    Contract commenced on 1/05/2005. Rig
                                                                                           scheduled to be in shipyard for +/- 14
                                                                                           days in 4Q 2005.

# Noble Dick Favor                            Anadarko             6/2005         50-51    Contract commenced on 2/12/2005. Next to
                                                                                           Bunduq in Abu Dhabi on +/- 7/01/2005 for
                                                                                           8 months @ $51-52.

Noble Cees van Diemen                         Ras Gas              2/2007         54-56

Noble David Tinsley                           Ras Gas              7/2006         54-56    Contract commenced on 2/22/2005.

Noble Mark Burns                              Shipyard                                     Rig arrived 1/15/2005. Received LOI from
                                                                                           Ras Gas for a 475-day contract
                                                                                           commencing after upgrade/refurbishment,
                                                                                           +/- 8/31/2005 @ $60-62. Upgrade to 300'
                                                                                           water depth, 65' cantilever reach,
                                                                                           installation of third pump and 160
                                                                                           person living quarters.

MEDITERRANEAN JACKUP (1)

Noble Carl Norberg                             CROSCO              9/2005         29-30    Bareboat Charter to CROSCO.

INDIA JACKUPS (2)

Noble Ed Holt                                   ONGC               3/2006         48-49

# Noble Charlie Yester                          ONGC              12/2006         50-51    Rig scheduled for +/- 14 days downtime
                                                                                           in 2Q 2005.

FAR EAST
SEMISUBMERSIBLES (3)

Noble Dave Beard                              Shipyard

Bingo 9000 - Rig 3                            Shipyard                                     Baredeck hull.

Bingo 9000 - Rig 4                            Shipyard                                     Baredeck hull.

(# ) Denotes change from previous report.

(T) Denotes Top Drive.

(Z) Denotes Zero Discharge.

(*) Terms of contract confidential per agreement with operator.

(**) Rig to be upgraded to 4,000' utilizing aluminum alloy riser.

(***) Leg extensions fabricated to enable the rig to operate in up to 390' of water in a non-harsh environment.

(****) The rig is currently equipped to operate in 250' of water. Leg extensions fabricated to enable the Noble Roy Butler to operate in up to 300' of water.

(*****) The rig is currently equipped to operate in 230' of water. Fabricating leg extensions to enable the rig to operate in up to 300' of water.

(******) Baredeck hull constructed as capable to operate in 10,000' of water.